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                                 ANNUAL REPORT
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           [logo]
    NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

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New England Star Advisers Fund

                               [Graphic Omitted]

December 31, 1997

                                                                   FEBRUARY 1998
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[Photo of Henry L.P. Schmelzer]

"EVEN IN 1997 . . . INVESTORS SAW SOME SHARP, SHORT-TERM DROPS, WHETHER THEY WERE INVESTED IN THE UNITED STATES OR OVERSEAS, IN BONDS OR STOCKS."

Dear Shareholder:

In 1997, many investors once again had reason to be pleased with the performance of their mutual fund holdings. However, in times such as these, expectations tend to grow along with prices. It pays to remind ourselves that no trend is permanent, and we should keep our goals realistic and long-term needs in focus.

In the third straight year of outstanding returns, the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index -- two widely followed indicators of the performance of large-company stocks -- gained 24.9% and 33.3% respectively. At the same time, smaller-company stocks, as measured by the Russell 2000 Index, were up 22.4%. Meanwhile, bond investors also were rewarded as declining interest rates and rising prices meant solid gains. The Lehman Long Treasury Index, for example, posted a 15.1% return for the year. Results were less favorable for international investors, especially those exposed to emerging markets or the financial turmoil in Asia.

Gratifying though it has been, the markets' surge of the past few years obscures the historic norm: Downturns and volatility also are regular features of investing. Even in 1997, notwithstanding the impressive overall results, investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks. Market fluctuations remind us of some valuable lessons.

First, volatility is inevitable, and should not disrupt long-term programs without sufficient evaluation. Those who sold in response to downturns -- October 1987 is an obvious example -- may have missed out on the subsequent uptrend. Second, sound diversification can reduce risk. A useful exercise is to review your asset allocation regularly with your financial representative.

Starting in 1998, you have one more reason to consult with your representative:
Newly expanded retirement options, including the new Roth IRA, could play an important role in your retirement and tax planning for years to come. With this in mind, New England Funds has introduced programs specially designed to help you make the most of the newest retirement vehicles.

[Dalbar logo] In addition to offering quality mutual fund choices and tax-advantaged plans, we focus on providing the highest quality customer service. This is why I am pleased to report that we have received DALBAR's Mutual Fund Service Award for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to receive this award for the third consecutive year from DALBAR, an independent evaluator of mutual fund services. We are continuing to work to provide even more effective services. Two examples are: the Personal Access Line(TM) -- our enhanced automated telephone account service (800-346-5984) -- and the account information section of the New England Funds website (www.mutualfunds.com). Each provides convenient, 24-hour access to current information about your New England Funds accounts.

All of us at New England Funds thank you for your continued support and look forward to serving you in the years ahead.

Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer
    President

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                         NEW ENGLAND STAR ADVISERS FUND
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                                  INVESTMENT RESULTS THROUGH DECEMBER 31, 1997
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Putting Performance in Perspective
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differeces between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                         NEW ENGLAND STAR ADVISERS FUND
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                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/97
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CLASS A (Inception 7/7/94)         1 YEAR   3 YEARS  SINCE INCEPTION
Net Asset Value(1)                 20.17%    24.31%      22.73%
With Max. Sales Charge(2)          13.26     21.88       20.67

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CLASS B (Inception 7/7/94)         1 YEAR   3 YEARS  SINCE INCEPTION
Net Asset Value(1)                 19.26%   23.40%       21.83%
With CDSC(3)                       14.32    22.74        21.30

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CLASS C (Inception 7/7/94)         1 YEAR   3 YEARS  SINCE INCEPTION
Net Asset Value(1)                 19.25%   23.39%       21.83%

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CLASS Y (Inception 11/15/94)*      1 YEAR   3 YEARS  SINCE INCEPTION
Net Asset Value(1)                 20.50%   24.77%       22.78%

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COMPARATIVE PERFORMANCE         1 YEAR   3 YEARS  SINCE 7/7/94   SINCE 11/15/94
 Lipper Growth Fund Average(4)  25.18%    24.99%     22.36%        24.51%**
 S&P 500 Index(5)               33.31     31.08      27.58         29.39

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

 * Class Y shares are available only to certain institutional investors and are not subject to a sales charge.
**   Lipper Average calculated from 11/30/94.

    NOTES TO CHARTS
(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge (MSC) performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.
(4) Lipper Growth Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.
(5) Standard & Poor's 500 Stock Index(R) (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Investors cannot purchase an index directly.


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                         NEW ENGLAND STAR ADVISERS FUND
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         GROWTH OF $10,000 INVESTMENT COMPARED TO STANDARD & POOR'S 500

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares, since New England Star Advisers Fund's inception on 7/7/94 compared to Standard & Poor's 500(5). The data points from the graph are as follows:]

                                NAV            MSC           S&P500
------------------------------------------------------------------------------
7-Jul-94                      $10,000        $ 9,425        $10,000
12/94                         $10,638        $10,026        $10,391
 6/95                         $12,252        $11,547        $12,484
12/95                         $14,293        $13,471        $14,281
 6/96                         $16,098        $15,172        $15,721
12/96                         $17,006        $16,028        $17,552
 6/97                         $18,775        $17,695        $21,167
12/97                         $20,436        $19,261        $23,400

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class B Shares, since New England Star Advisers Fund's inception on 7/7/94 compared to Standard & Poor's 500(5). The data points from the graph are as follows:]

                                NAV           CDSC           S&P500
------------------------------------------------------------------------------
7-Jul-94                      $10,000        $10,000        $10,000
12/94                         $10,599        $10,599        $10,391
 6/95                         $12,169        $12,169        $12,484
12/95                         $14,140        $14,140        $14,281
 6/96                         $15,875        $15,875        $15,721
12/96                         $16,702        $16,702        $17,552
 6/97                         $18,376        $18,376        $21,167
12/97                         $19,917        $19,617        $23,400

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class C Shares, since New England Star Advisers Fund's inception on 7/7/94 compared to Standard & Poor's 500(5). The data points from the graph are as follows:]

                                NAV           S&P500
------------------------------------------------------------------------------
7-Jul-94                      $10,000        $10,000
12/94                         $10,604        $10,391
 6/95                         $12,166        $12,484
12/95                         $14,153        $14,281
 6/96                         $15,878        $15,721
12/96                         $16,705        $17,552
 6/97                         $18,379        $21,167
12/97                         $19,921        $23,400

These illustrations represent past performance and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. All Index and Fund performance assumes reinvested distributions. Class Y share performance will be greater than that shown based on differences in inception date, fees and sales charges.

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                         NEW ENGLAND STAR ADVISERS FUND
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OVERVIEW:                                              HOW YOUR FUND PERFORMED
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New England Star Advisers Fund's Class A shares generated a total return of
20.17% for the one-year period ending December 31, 1997, reflecting a one cent drop in net asset value to $18.17 per share and the reinvestment of $3.614 per share in capital gains distributions. During the same period, your Fund's Class B shares returned 19.26% and Class C shares returned 19.25%, all based on net asset value. The Lipper Growth Fund Average rose 25.18% for the 12 months ending December 31, 1997, while Standard & Poor's 500 Index returned 33.31% during that time.

Your Fund's multiple-adviser approach -- the essence of the Star concept -- provides a means to diversify among not just individual securities, but among investment styles and strategies as well. The Fund gives you access to some of the nation's most prominent investment managers and their extensive experience in selecting stocks. In the following pages, each of your Fund's subadvisers discuss their distinct strategies during 1997 and outlooks for 1998.

The four portfolio segments of Star Advisers Fund are managed autonomously. However, the following chart shows the areas of emphasis for the Fund as a whole.

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                  YOUR FUND'S FIVE LARGEST SECTORS -- 12/31/97
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                                                               % OF
             SECTOR                                          NET ASSETS
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1.       DRUGS & HEALTH CARE                                     8.3
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2.       BANKS                                                   4.7
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3.       ELECTRONICS                                             4.4
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4.       FOOD & BEVERAGES                                        4.3
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5.       BROADCASTING                                            3.9
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Portfolio holdings and asset allocations will vary.

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                         NEW ENGLAND STAR ADVISERS FUND
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                                                LOOMIS, SAYLES & COMPANY, L.P.
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Q. Please describe some of the strategies you emphasized during 1997 in your segment of the Fund.

--------------------------
[Photo of Marcy Champagne]
-------------------------
[Photo of Jeff Petherick]
-------------------------
Mary Champagne and Jeff Petherick
Loomis, Sayles & Company, L.P.

Careful stock selection was the key to keeping performance positive in the face of uneasy conditions for smaller companies -- the chief investment focus of our segment. For instance, we found select opportunities in both health care and technology, two otherwise stormy sectors in 1997. Meanwhile, we emphasized financial services stocks, which have risen significantly, driven by a growing economy and falling interest rates. The portfolio benefited from financial holdings such as Commercial Federal Corp. and First Financial. We also have added several utilities for their attractive yields and that may benefit from continuing deregulation.

Recently, we've been finding some good values in technology, which has suffered from the Asian financial difficulties. We've increased these holdings from about 7% to 10% of the portfolio, being careful to select firms that we believe have minimal exposure to Asia. A good example is National Computer Systems, a company that depends mostly on the school-testing market rather than overseas customers for its business.

Q. What factors had the greatest influence on the segment's performance?

Increased investor interest in smaller companies bolstered performance in mid-year, enabling the segment to stay ahead of its benchmark, the Russell 2000 Index, for 1997. But the interest was short-lived due to the financial problems in Asia and the resulting market downturn, which drove investors back to the comfort of better-known, large-company names. As a result, the portfolio lagged the larger-company market indexes for 1997.

Q. What is your current outlook for 1998?

We remain cautiously optimistic that the market has absorbed most of the Asian worries. If so, market performance in general should be solid throughout 1998, and the smaller-company investments that the portfolio favors could do better because their earnings depend less on the international economy than those of some larger firms.

                                       LARGEST HOLDINGS IN LOOMIS SAYLES SEGMENT
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                             % OF SEGMENT'S ASSETS      % OF FUND'S NET ASSETS
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Protective Life Corp.                1.56                        0.43
Mack-Cali Realty Corp.               1.21                        0.33
Viad Corp.                           1.20                        0.33
Reinsurance Group America, Inc.      1.18                        0.32
Capital Re                           1.17                        0.32

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                         NEW ENGLAND STAR ADVISERS FUND
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                                                 FOUNDERS ASSET MANAGEMENT, INC.
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Q. Please describe some of the strategies you emphasized during 1997 in your segment of the Fund.

-----------------------
[Photo of Edeard Keely]
-----------------------
Edward Keely Founders Asset Management, Inc.

Since mid-1997, I've been shifting to larger-company names in more defensive industries such as pharmaceuticals, food and beverage, and consumer products. Through the first half of 1998, the segment is expected to stay invested about 70% in larger companies and 30% in mid-size stocks. This defensiveness is partly due to the uneasy market environment created by the Asian financial crisis. A good example of a defensive stock I currently favor is appliance-maker Maytag. This slower-growth company has started a potentially lucrative relationship with Sears.

Q. What factors had the greatest influence on performance?

Until the fall, the portfolio's returns were about even with Standard & Poor's 500 Index, but finished 1997 trailing that index by about 5%. In early 1997, I emphasized larger-company stocks when investors were favoring them so strongly, and toward mid-year I shifted toward mid-cap stocks, which did well at that point. However, mid-sized companies were hurt in the market when the Asian crisis occurred in October and November. At that point, I had roughly 23% in technology, which is relatively low but still too high to be unaffected by the Asian situation. In October, I started to reduce my technology exposure to about 10% by year-end.

Q. What is your current outlook for 1998?

Though I anticipate opportunities, I'm cautious. The main reason: I expect S&P 500 earnings growth in 1998 to be about 6% to 7% -- lower than the widely expected estimates of 12% to 13%. Given my lower earnings expectations and because stock prices are at historically high levels, I believe there is little room for market appreciation in general. The Asian financial troubles also should temper 1998 earnings, especially among technology companies, which do substantial business in Asia.

LARGEST HOLDINGS IN FOUNDERS SEGMENT
------------------------------------------------------------------------------
                         % OF SEGMENT'S ASSETS       % OF FUND'S NET ASSETS
------------------------------------------------------------------------------

Eli Lilly                        3.13                        0.83
General Electric Co.             3.12                        0.83
Microsoft Corp.                  3.04                        0.81
Pfizer, Inc.                     2.20                        0.59
Sunbeam Corp.                    2.06                        0.55

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                         NEW ENGLAND STAR ADVISERS FUND
------------------------------------------------------------------------------
                                                           JANUS CAPITAL CORP.
------------------------------------------------------------------------------

Q. Please describe some of the strategies you emphasized during 1997 in your segment of the Fund.

-------------------------
[Photo of Warren Lammert]
-------------------------
Warren Lammert Janus Capital Corp.

During 1997, I found promising situations in growth-oriented, reasonably priced firms, both in the United States and abroad. With the growing global demand for oil and gas services, I added several positions in this area, including Transocean Offshore, Noble Drilling, and Schlumberger. In Europe, I took advantage of a trend toward corporate restructuring to improve efficiencies and thereby boost profits. Philips Electronics is a good example. This company, now one of the biggest holdings, is selling underperforming divisions and streamlining operations, which have helped the firm exceed earnings estimates for the past three quarters.

Other investments had mixed performance results through 1997 despite promising outlooks. For example, pharmaceutical firm Warner-Lambert performed well through most of 1997, but suffered a setback in December due to unexpected side effects from one of its two new drugs. But these drugs appear to hold tremendous long-term potential to help Warner-Lambert's business grow. Another example is computer-aided design manufacturer Parametric Technology, which has been a disappointment this year. The company has already addressed its sluggish Japanese sales problems with the implementation of a new management team. Parametric's U.S. and European divisions continue to gain clientele.

Q. What factors had the greatest influence on performance?

While the broader stock market, as measured by the S&P 500, soared in 1997, the environment for the segment's holdings was more uneven. In the first half of the year small- and mid-sized stocks significantly lagged the S&P 500, but began to catch up by mid-year. As 1997 ended, the Asian financial turmoil hit some of our higher-growth stocks especially hard.

Q. What is your current outlook for 1998?

As 1997 came to a close, the impact of the Asian financial crisis continued to influence stocks around the world. Though this situation is still unfolding, it reminds us that stocks don't always go up in price. The volatility may be unsettling, but it has lowered prices on some fundamentally sound stocks, creating excellent buying opportunities.


                                               LARGEST HOLDINGS IN JANUS SEGMENT
------------------------------------------------------------------------------
                           % OF SEGMENT'S ASSETS      % OF FUND'S NET ASSETS
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Warner-Lambert Co.                  5.19                        1.17
Monsanto Co.                        4.78                        1.08
Parametric Technology Corp.         4.15                        0.94
UNUM Corp.                          3.52                        0.80
Philips Electronics NV (ADR)        3.40                        0.77

                         NEW ENGLAND STAR ADVISERS FUND
------------------------------------------------------------------------------

Editor's Note: In July 1997, Oakmark/Harris Associates replaced Berger Associates as a subadviser of Star Advisers Fund, naming Robert Sanborn as portfolio manager. The move, approved by a shareholder vote in October, is a positive change that helps the Fund create a better balance of investment styles for greater return potential with less risk. Oakmark/Harris Associates and Robert Sanborn bring a strong reputation, broad visibility and an impressive track record to the Fund.

                                                     OAKMARK/HARRIS ASSOCIATES
------------------------------------------------------------------------------

Q. Please describe some of the strategies you emphasized during 1997 in your segment of the Fund.

-------------------------
[Photo of Robert Sanborn]
-------------------------

Robert Sanborn Oakmark/Harris Associates

After assuming management of the portfolio on July 25, 1997, I've repositioned much of the segment with a preference toward larger, more stable businesses.

Cable companies were my best performers, with financial services firms also performing very well. As these industries' stocks had risen substantially in value by year-end, I trimmed the positions and took some profits. Two very strong cable stocks for the portfolio were TCI Communications and U.S. West Media Group, which rose about 66% and 42% respectively. Among the stronger financial holdings have been Fannie Mae (formerly the Federal National Mortgage Association) and Mellon. Nike and Boeing, two well-known companies with long-term growth potential, have lagged the market.

I try to buy a stock when it is worth only about 60% of its potential value in the market and sell if and when the stock nears its full value. The examples I've just discussed met these criteria.

Q. What factors had the greatest influence on performance?

As I mentioned, both cable and financial stocks have been spectacular performers. Another contributing factor to the portfolio's solid performance was the absence of technology stocks, which sustained losses in the aftermath of the Asian financial crisis. On balance, the segment's returns have been about even with the major market indexes, slightly trailing Standard & Poor's 500 Index and outperforming the Dow Jones Industrial Average.

Q. What is your current outlook for 1998?

I believe the market is in good shape. Overall, staying invested in bargain-type stocks is a better alternative to being out of the market.

                                      LARGEST HOLDINGS IN OAKMARK/HARRIS SEGMENT
------------------------------------------------------------------------------
                         % OF SEGMENT'S ASSETS     % OF FUND'S NET ASSETS
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Philip Morris Companies          9.05                         2.12
Boeing Co.                       8.26                         1.93
U.S. West Media Group            6.72                         1.57
Banc One Corp.                   6.44                         1.51
Federal National Mortgage
Association                      5.70                         1.33

                             PORTFOLIO COMPOSITION

Investments as of December 31, 1997

COMMON STOCK -- 93.2% OF TOTAL NET ASSETS

          AEROSPACE--3.2%
   399,000  Boeing Co............................................$  19,526,062
    77,900  Gencorp, Inc.........................................    1,947,500
    40,150  Gulfstream Aerospace Corp. (c).......................    1,174,389
   100,000  Lockheed Martin Corp.................................    9,850,000
                                                                 -------------
                                                                    32,497,951
                                                                 -------------
            AIR TRAVEL--0.5%
   151,000  Deutsche Lufthansa AG................................    2,895,856
    69,350  Southwest Airlines...................................    1,707,744
                                                                 -------------
                                                                     4,603,600
                                                                 -------------
            APPAREL & TEXTILES--0.3%
   187,900  Shaw Industries, Inc.................................    2,184,337
    11,800  Timberland Co........................................      685,138
                                                                 -------------
                                                                     2,869,475
                                                                 -------------
            AUTO PARTS--0.2%
   105,500  Aftermarket Technology Corp..........................    1,912,187
                                                                 -------------
            AUTOMOTIVE--1.1%
   131,900  Apogee Enterprises, Inc..............................    1,566,312
    30,200  Borg Warner Automotive, Inc..........................    1,570,400
    70,000  Echlin, Inc..........................................    2,533,125
    57,400  Federal Signal Corp..................................    1,241,275
    86,350  Ford Motor Co........................................    4,204,166
                                                                 -------------
                                                                    11,115,278
                                                                 -------------
            BANKS--4.7%
     8,375  Ambanc Holding Company, Inc..........................      157,031
   280,000  Banc One Corp........................................   15,207,500
   507,406  Banca Commerciale Italiana...........................    1,764,017
    38,700  Bank of New York.....................................    2,237,344
    77,200  BankAmerica Corp.....................................    5,635,600
    15,625  Chase Manhattan......................................    1,710,937
     8,850  Citicorp.............................................    1,118,972
    45,100  City National Corp...................................    1,665,881
    14,100  CNB Bancshares, Inc..................................      679,444
    11,725  Dime Bancorp, Inc....................................      354,681
    11,650  Klamath First Bancorp................................      250,475
   202,750  Mellon Bank Corp.....................................   12,291,719
     7,975  Provident Financial Holdings, Inc....................      174,453
     7,275  Queens County Bancorp, Inc...........................      294,638
    33,500  Roslyn Bancorp.......................................      778,875
    23,300  Star Banc Corp.......................................    1,336,838
     8,150  U.S. Bancorp.........................................      912,291
    11,700  Westamerica Bancorporation...........................    1,196,325
                                                                 -------------
                                                                    47,767,021
                                                                 -------------
            BROADCASTING--3.9%
   171,575  Comcast Corp.........................................    5,415,336
    15,800  Jacor Communications, Inc. (c).......................      839,375
   618,099  Tele-Communications, Inc. (c)........................   17,268,141
   550,000  U.S. West Media Group (c)............................   15,881,250
                                                                 -------------
                                                                    39,404,102
                                                                 -------------
            BUSINESS SERVICES--3.1%
    49,400  Alternative
              Resources (c)......................................    1,139,288
     6,825  America Online, Inc..................................      608,705
   148,300  APAC Teleservices, Inc. (c)..........................    2,002,050
    85,525  Banta Corp...........................................    2,309,175
    82,700  Cadmus Communications Corp...........................    1,695,350
    32,000  CDI Corp.............................................    1,464,000
    49,400  Cognizant Corp.......................................    2,201,387
    47,900  Cort Business Services Corp..........................    1,907,019
   103,075  Fiserv, Inc. (c).....................................    5,063,559
    36,291  Lamar Advertising Co. (c)............................    1,442,567
    66,220  Metra OY, Series B...................................    1,554,988
    95,850  Nokia Corp. (ADR) (d)................................    6,709,500
    19,900  Team America Corp....................................      208,950
   171,000  Viad Corp............................................    3,302,437
                                                                 -------------
                                                                    31,608,975
                                                                 -------------
            CHEMICALS--2.2%
   102,700  Cuno, Inc............................................    1,566,175
    25,600  Dexter Corp..........................................    1,105,600
    44,700  General Chemical Group Inc...........................    1,195,725
    58,700  Hanna M.A. Co........................................    1,482,175
    36,000  HB Fuller Co.........................................    1,782,000
    11,525  Imperial Chemical Industies PLC (ADR) (c) (d)........      748,405
    33,300  Mississippi Chemical Corp............................      607,725
   259,675  Monsanto Co..........................................   10,906,350
   113,995  Solutia, Inc. (c)....................................    3,042,241
                                                                 -------------
                                                                    22,436,396
                                                                 -------------
            COMMUNICATION SERVICES--0.3%
    14,600  Lucent Technologies, Inc.............................    1,166,175
   180,800  Rohn Inds, Inc.......................................      932,250
    91,200  Vanguard Cellular Systems, Inc.......................    1,162,800
                                                                 -------------
                                                                     3,261,225
                                                                 -------------
            COMPUTER SOFTWARE & SERVICES--1.3%
    51,800  American Management Systems, Inc.....................    1,010,100
    40,400  National Computer Systems, Inc.......................    1,424,100
    59,000  Nichols Research Corp................................    1,475,000
    81,125  Peoplesoft, Inc. (c).................................    3,163,875
   102,300  PLATINUM Technology, Inc.............................    2,889,975
    47,300  Sterling Software, Inc.                                  1,939,300
    23,587  Technology Solutions (c).............................      622,107
    42,800  Wonderware Corp......................................      604,550
                                                                 -------------
                                                                    13,129,007
                                                                 -------------
            COMPUTERS & BUSINESS EQUIPMENT--1.5%
    11,275  Bay Networks, Inc. (c)                                     288,217
    30,375  Ceridian Corp. (c)...................................    1,391,555
    64,900  Compaq Computer Corp.................................    3,662,794
    96,300  Digi International, Inc..............................    1,637,100
    86,325  EMC Corp. (c)........................................    2,368,542
    29,675  Hewlett-Packard Co...................................    1,854,687
    68,100  Komag, Inc...........................................    1,012,988
     9,500  Oce Van der Grinten NV (c)...........................    1,035,435
    66,000  Telxon Corp..........................................    1,575,750
                                                                 -------------
                                                                    14,827,068
                                                                 -------------
            CONGLOMERATES--0.3%
   129,243  Siebe................................................    2,536,765
                                                                 -------------
            CONSTRUCTION EQUIPMENT--0.3%
    91,300  Regal Beloit Corp....................................    2,699,056
                                                                 -------------
            CONSUMER GOODS & SERVICES--1.3%
    31,200  Linens'n Things......................................    1,361,100
   230,000  NIKE, Inc., Class B..................................    9,027,500
    31,293  Outdoor Systems, Inc. (c)............................    1,200,869
   114,200  Stride Rite Corp., (Rights)..........................    1,370,400
                                                                 -------------
                                                                    12,959,869
                                                                 -------------
            DRUGS & HEALTH CARE--8.3%
    70,400  Alza Corp. (c).......................................    2,239,600
    15,100  American Home Products Corp..........................    1,155,150
    50,600  Bristol-Myers Squibb Co..............................    4,788,025
    18,525  Cardinal Health, Inc.................................    1,391,691
    32,925  Centocor, Inc........................................    1,094,756
   380,000  Columbia/HCA Healthcare Corp.........................   11,257,500
    66,400  CompDent Corp........................................    1,346,675
    48,750  Dura Pharmaceuticals, Inc. (c).......................    2,236,406
   187,100  Eli Lilly............................................   13,026,837
    36,625  ESC Medical Systems, Ltd. (c)........................    1,419,219
    55,200  Genesis Health Ventures, Inc.........................    1,455,900
    95,475  HEALTHSOUTH Corp. (c)................................    2,649,431
    27,900  Merck & Co...........................................    2,964,375
     2,250  Novartis AG..........................................    3,649,398
   101,700  Omnicare, Inc........................................    3,152,700
   109,775  Pfizer, Inc..........................................    8,185,098
    56,200  PharMerica, Inc. (c).................................      583,075
   151,063  SmithKline Beecham PLC...............................    1,556,959
    58,600  SmithKline Beecham PLC (ADR) (d).....................    3,014,238
    33,200  Sola International, Inc. (c).........................    1,079,000
    55,925  Stryker Corp. (c)....................................    2,083,206
    64,100  Trigon Healthcare, Inc...............................    1,674,613
    95,525  Warner-Lambert Co....................................   11,845,100
                                                                 -------------
                                                                    83,848,952
                                                                 -------------
            ELECTRIC--1.1%
    98,200  ANTEC Corp...........................................    1,534,375
47,213,000  Ericsson Telecomunicacoes S.A. (c)...................    1,514,471
   114,500  General Electric Co..................................    8,401,438
                                                                 -------------
                                                                    11,450,284
                                                                 -------------
            ELECTRIC UTILITIES--0.3%
    70,400  Calpine Corp.........................................    1,047,200
    12,400  Commonwealth Energy Systems..........................      412,300
    45,800  Rochester Gas and Electric Corp......................    1,557,200
                                                                 -------------
                                                                     3,016,700
                                                                 -------------
            ELECTRONIC COMPONENTS--0.1%
    93,000  International Rectifier Corp. (c)....................    1,098,563
    69,500  Xicor, Inc...........................................      208,500
                                                                 -------------
                                                                     1,307,063
                                                                 -------------
            ELECTRONICS--4.4%
    43,900  Alliant Techsystems, Inc.............................    2,447,425
    48,800  Alpha Industries, Inc................................      786,900
    85,350  Altera Corp. (c).....................................    2,827,219
    42,600  ASM Lithography Holding
              (ADR) (c) (d)......................................    2,875,500
    83,900  BMC Industries.......................................    1,352,887
    48,300  California Microwave.................................      935,813
    69,550  Ciena Corp. .........................................    4,251,244
    58,000  Cypress Semi-
              conductor Corp. ...................................      493,000
    45,750  Electronic Data Systems Corp.........................    2,010,141
    45,900  Exar Corp............................................      757,350
   145,000  Integrated Device Technology
              (Rights) (c).......................................    1,368,437
     7,400  Lam Research
              Corp. (c)..........................................      216,450
   136,500  Maxim Integrated Products, Inc. (c)..................    4,709,250
     5,382  Philips Electronics NV...............................      322,763
   147,036  Philips Electronics NV (ADR) (d).....................    8,895,678
   153,600  Sensormatic Electronics Corp.........................    2,524,800
    54,650  Tellabs, Inc. (c)....................................    2,889,619
    48,000  Texas Instruments, Inc...............................    2,160,000
    79,350  Xilinx, Inc. (c).....................................    2,782,209
                                                                 -------------
                                                                    44,606,685
                                                                 -------------
            ENTERTAINMENT--0.7%
   234,825  CBS Corp.............................................    6,912,661
                                                                 -------------
            FINANCE--1.6%
    51,436  Associated Banc Corp.................................    2,835,410
    14,850  Beneficial Corp......................................    1,234,406
     6,375  Catskill Financial Corp..............................      120,328
    50,900  CIT Group, Inc.......................................    1,641,525
    36,800  Hartford Financial Services Group....................    3,443,100
     6,350  Peekskill Financial Corp.............................      106,363
    40,300  SLM Holding Corp.....................................    5,606,737
     7,725  TF Financial Corp....................................      231,750
    43,700  UST Corp.............................................    1,212,675
                                                                 -------------
                                                                    16,432,294
                                                                 -------------
            FINANCIAL SERVICES--2.1%
   103,450  Associates 1st Capital Corp. (c).....................    7,357,881
    47,075  Capital One Financial Corp...........................    2,550,877
    56,112  Charles Schwab Corp..................................    2,353,197
   108,400  DVI, Inc.............................................    2,005,400
   109,800  Financial Federal Corp...............................    2,594,025
     4,950  FirstSpartan Financial Corp..........................      199,238
   127,600  Franchise Mortgage Acceptance Co.....................    2,344,650
     3,375  GSB Financial Corp...................................       60,961
    27,362  SunAmerica, Inc......................................    1,169,725
    81,400  WFS Financial, Inc...................................      915,750
                                                                 -------------
                                                                    21,551,704
                                                                 -------------
            FOOD & BEVERAGES--4.4%
   101,825  Coca-Cola Enterprises, Inc...........................    3,621,152
   225,000  H.J. Heinz Co........................................   11,432,812
    18,100  International Home Foods, Inc........................      506,800
    52,200  International Multifoods Corp........................    1,477,913
    69,800  Lance, Inc...........................................    1,836,612
    32,900  Michael Foods, Inc...................................      801,938
   220,000  Nabisco Holdings Corp................................   10,656,250
    82,500  PepsiCo, Inc.........................................    3,006,094
    27,575  Raison Tehtaat.......................................    3,273,012
    17,125  Ralston Purina Co....................................    1,591,555
    88,350  Sara Lee Corp........................................    4,975,209
    98,700  Weider Nutrition International, Inc..................    1,227,581
                                                                 -------------
                                                                    44,406,928
                                                                 -------------
            FREIGHT TRANSPORTATION--0.6%
    62,500  Circle International Group, Inc......................    1,433,594
    93,200  Pittston Burlington Co...............................    2,446,500
    65,300  US Freightways Corp..................................    2,122,250
                                                                 -------------
                                                                     6,002,344
                                                                 -------------
            GAS & PIPELINE UTILITIES--0.5%
    70,700  Eastern Enterprises..................................    3,181,500
    50,500  Public Service North Carolina, Inc...................    1,155,187
    23,200  WPS Resources Corp...................................      784,450
                                                                 -------------
                                                                     5,121,137
                                                                 -------------
            GOVERNMENT AGENCIES--1.7%
   292,800  Federal National Mortgage Association................   16,707,900
                                                                 -------------
            HEALTH CARE -- MEDICAL TECHNOLOGY--1.1%
    85,800  C.R. Bard, Inc.......................................    2,686,613
   115,950  Conmed Corp..........................................    3,043,687
    91,300  Hologic, Inc.........................................    1,888,769
    57,900  Invacare Corp........................................    1,259,325
    27,825  Sofamor/Danek Group, Inc.............................    1,810,364
                                                                 -------------
                                                                    10,688,758
                                                                 -------------
            HEALTH CARE -- SERVICES--1.2%
    32,800  Gulf South Medical Supply, Inc.......................    1,221,800
   114,200  Healthplan Services Corp.............................    2,398,200
   101,373  Integrated Health Services, Inc......................    3,161,570
    56,100  Phymatrix Corp.......................................      883,575
    75,900  Sierra Health Services, Inc. (c).....................    2,552,138
    80,773  Vitalink Pharmacy Services, Inc......................    1,948,649
                                                                 -------------
                                                                    12,165,932
                                                                 -------------
            HOUSEHOLD APPLIANCES & HOME FURNISHINGS--1.6%
    22,808  Electrolux AB, Series B..............................    1,582,792
   141,600  Furniture Brands International, Inc..................    2,902,800
   131,400  Maytag Corp..........................................    4,902,862
   131,800  Sunbeam Corp. (c)....................................    5,552,075
    29,400  Westpoint Stevens, Inc...............................    1,389,150
                                                                 -------------
                                                                    16,329,679
                                                                 -------------
            HOME BUILDERS--0.1%
    70,300  Champion Enterprises, Inc............................    1,445,544
                                                                 -------------
            HOTELS & RESTAURANTS--1.0%
   134,800  Buffets, Inc.........................................    1,263,750
    47,800  Cooker Restaurant....................................      457,087
    23,800  Cracker Barrel Old Country Store.....................      794,325
   125,800  Darden Restaurants, Inc..............................    1,572,500
   120,700  Mirage Resorts, Inc. (c).............................    2,745,925
   134,100  Sunstone Hotel Investors.............................    2,313,225
    28,200  WMS Industries, Inc..................................      595,725
                                                                 -------------
                                                                     9,742,537
                                                                 -------------
            HOUSEHOLD PRODUCTS--2.9%
   250,000  Black & Decker Corp..................................    9,765,625
   261,950  Dial Corp. (c).......................................    5,451,834
    42,600  Gillette Co..........................................    4,278,638
    32,817  Hunter Douglas.......................................    1,149,117
    94,400  Premark International, Inc...........................    2,737,600
    56,700  Procter & Gamble Co..................................    4,525,369
   107,550  United States Can Corp...............................    1,814,906
                                                                 -------------
                                                                    29,723,089
                                                                 -------------
            HOUSING & BUILDING MATERIALS--0.6%
    61,950  Crossmann Communities, Inc...........................    1,711,369
    74,400  Giant Cement Holding, Inc............................    1,720,500
   144,400  Griffon Corp.........................................    2,111,850
                                                                 -------------
                                                                     5,543,719
                                                                 -------------
            INDUSTRIAL MACHINERY--0.7%
    72,600  Chart Industries.....................................    1,656,188
    43,500  Crane Co.............................................    1,886,812
    32,070  Tomra Systems ASA....................................      716,449
    76,200  Trimas Corp..........................................    2,619,375
                                                                 -------------
                                                                     6,878,824
                                                                 -------------
            INSURANCE--3.5%
    89,475  Allied Group, Inc....................................    2,561,222
    39,750  Allstate Corp........................................    3,612,281
    51,900  Capital Re...........................................    3,221,044
    32,400  Capmac Holdings, Inc.................................    1,125,900
   127,000  Everest Reinsurance Holdings, Inc....................    5,238,750
    22,950  Marsh & McLennan Companies, Inc......................    1,711,209
    13,950  Progressive Corp.....................................    1,672,256
    72,000  Protective Life Corp. (c)............................    4,302,000
    76,300  Reinsurance Group America, Inc.......................    3,247,519
    17,250  Reliance Group Holdings, Inc.........................      243,656
   147,945  UNUM Corp............................................    8,044,510
                                                                 -------------
                                                                    34,980,347
                                                                 -------------
            LEISURE TIME--0.4%
    37,100  Walt Disney Co.......................................    3,675,219
                                                                 -------------
            LIQUOR--1.0%
   239,500  Anheuser-Busch Companies, Inc........................   10,538,000
                                                                 -------------
            METAL--0.3%
   118,100  Agnico Eagle Mines, Ltd..............................      642,169
   131,800  Oregon Steel Mills, Inc..............................    2,808,987
                                                                 -------------
                                                                     3,451,156
                                                                 -------------
            MINING--0.9%
   418,000  De Beers Centenary Mines AG (ADR) (d)................    8,542,875
                                                                 -------------
            MORTGAGE--0.3%
   219,500  Imperial Credit Com-
              mercial Mortgage Investment Corp...................    3,210,187
                                                                 -------------
            NEWSPAPERS--1.0%
   200,000  Knight-Ridder, Inc...................................   10,400,000
                                                                 -------------
            NON-FERROUS METALS--0.2%
    63,600  Amcol International Corp.............................    1,009,650
    76,500  Imco Recycling, Inc..................................    1,228,781
                                                                 -------------
                                                                     2,238,431
                                                                 -------------
            OIL & GAS--1.3%
    18,126  Elf Aquitaine........................................    2,108,200
    86,400  Forcenergy, Inc......................................    2,262,600
    86,900  Pride International, Inc. (c)........................    2,194,225
    83,825  Transocean Offshore, Inc.............................    4,039,317
   117,675  World Fuel Services Corp.............................    2,471,175
                                                                 -------------
                                                                    13,075,517
                                                                 -------------
            OIL -- INDEPENDANT PRODUCERS--0.4%
   104,800  Lomak Petroleum, Inc.................................    1,703,000
   115,200  Vintage Petroleum, Inc...............................    2,188,800
                                                                 -------------
                                                                     3,891,800
                                                                 -------------
            OIL SERVICES--1.1%
    15,200  BJ Services Co. (c)..................................    1,093,450
   108,000  Kimball International, Inc., Class B.................    1,991,250
 1,265,341  Ocean Rig Asa........................................    1,336,302
    41,625  Santa Fe International Corp. (c).....................    1,693,617
    57,400  Seitel, Inc., New....................................      982,975
    54,837  Smedvig..............................................    1,150,821
    60,500  Weatherford Enterra, Inc. (c)........................    2,646,875
                                                                 -------------
                                                                    10,895,290
                                                                 -------------
            PAPER--0.9%
    71,300  Boise Cascade Corp., (Rights)........................    2,156,825
    59,800  Fort James Corp......................................    2,287,350
    43,950  International Paper Co...............................    1,895,344
    78,000  Mead Corp............................................    2,184,000
    10,500  Wausau Mosinee Paper Corp............................      211,312
                                                                 -------------
                                                                     8,734,831
                                                                 -------------
            PETROLEUM SERVICES--2.1%
    27,700  Atwood Oceanics,
              Inc. (c)...........................................    1,312,287
    76,550  Baker Hughes, Inc....................................    3,339,494
    58,350  Diamond Offshore Drilling, Inc.......................    2,808,094
    89,250  Noble Drilling (c)...................................    2,733,281
    38,400  Plains Resources, Inc................................      660,000
    57,825  Reading & Bates (c)..................................    2,421,422
   102,900  Schlumberger, Ltd....................................    8,283,450
                                                                 -------------
                                                                    21,558,028
                                                                 -------------
            PHOTOGRAPHY--1.0%
   210,000  Polaroid Corp........................................   10,224,375
                                                                 -------------
            PLASTICS--0.4%
    67,225  Sealed Air Corp......................................    4,151,144
                                                                 -------------
            POLLUTION CONTROL--0.1%
    48,350  Allied Waste Industries, Inc.........................    1,127,159
                                                                 -------------
            PUBLISHING--1.8%
   400,000  Dun & Bradstreet Corp................................   12,375,000
    34,500  Gibson Greetings, Inc................................      754,688
    38,100  Houghton Mifflin Co..................................    1,462,087
    54,050  Time Warner, Inc.....................................    3,351,100
                                                                 -------------
                                                                    17,942,875
                                                                 -------------
            REAL ESTATE INVESTMENT TRUSTS--2.2%
   110,500  American General Hospitality Corp....................    2,955,875
    99,900  Brandywine Realty Trust..............................    2,509,987
    88,800  Capstone Capital Corp................................    2,269,950
    35,000  Equity Office Properties Trust.......................    1,104,687
    79,200  Health Care Property Investments, Inc................    2,994,750
   122,900  Koger Equity, Inc....................................    2,696,119
    89,500  Liberty Property.....................................    2,556,344
    81,800  Mack-Cali Realty Corp................................    3,353,800
    59,200  Sun Communities, Inc.................................    2,127,500
                                                                 -------------
                                                                    22,569,012
                                                                 -------------
            RETAIL--2.1%
    45,525  CompUSA, Inc. (c)....................................    1,411,275
    53,500  Costco Companies, Inc. (c)...........................    2,387,437
    31,925  Dayton Hudson Corp...................................    2,154,937
    46,450  Family Dollar Stores, Inc............................    1,361,566
   131,800  Heilig Meyers Co.....................................    1,581,600
    83,500  Lowe's Companies.....................................    3,981,906
    28,300  Office Max, Inc. (c).................................      403,275
    57,600  Saks Holdings, Inc. (c)..............................    1,191,600
   101,900  Tandycrafts, Inc.....................................      464,919
    77,850  Toys R Us, Inc. (c)..................................    2,447,409
   104,300  United Auto Group, Inc...............................    1,890,438
    36,900  Wet Seal, Inc. (c)...................................    1,088,550
    55,500  Zale Corp............................................    1,276,500
                                                                 -------------
                                                                    21,641,412
                                                                 -------------
            RETAIL -- GROCERY--0.2%
    51,700  Hannaford Brothers Co................................    2,245,719
                                                                 -------------
            SAVINGS & LOAN--1.4%
     4,675  Astoria Financial Corp...............................      260,631
    46,100  Bank United Corp.....................................    2,256,019
    77,137  Commercial Federal Corp..............................    2,743,167
    81,000  Downey Financial Corp................................    2,303,438
     9,450  First Defiance Financial Corp........................      151,200
     2,175  First Savings Bancorp, Inc...........................       55,463
     1,375  FSF Financial Corp...................................       28,359
    51,450  H F Ahmanson & Co....................................    3,443,934
     6,350  North Central Bancshares, Inc........................      126,206
    44,592  Washington Mutual, Inc...............................    2,845,527
                                                                 -------------
                                                                    14,213,944
                                                                 -------------
            SERVICES--0.3%
   117,925  Galileo International, Inc...........................    3,257,678
                                                                 -------------
            SOFTWARE--2.5%
    90,325  Cadence Design Systems, Inc. (c).....................    2,212,963
    62,400  FileNet Corp.........................................    1,879,800
    49,550  HBO & Co., Rights....................................    2,378,400
   109,425  Microsoft Corp. (c)..................................   14,143,181
    66,400  Structural Dynamics (c)..............................    1,494,000
    20,250  Veritas Software Co. (c).............................    1,032,750
    43,162  Wind River Systems (c)...............................    1,712,992
                                                                 -------------
                                                                    24,854,086
                                                                 -------------
            STEEL--0.2%
    84,800  Intermet Corp........................................    1,484,000
                                                                 -------------
            TECHNOLOGY--3.5%
   122,515  Analog Devices, Inc..................................    3,392,134
    91,700  Aspen Technology.....................................    3,140,725
    84,112  Cisco Systems, Inc. (c)..............................    4,689,244
    38,350  Dell Computer Corp. (c)..............................    3,221,400
    60,550  Intel Corp...........................................    4,253,638
   199,950  Parametric Technology Corp. (c)......................    9,472,631
    77,012  Pittway Corp.........................................    5,361,961
    24,725  Sapient Corp.........................................    1,514,406
                                                                 -------------
                                                                    35,046,139
                                                                 -------------
            TELECOMMUNICATION--0.8%
    31,800  AT&T Corp............................................    1,947,750
   121,850  MCI Communications Corp..............................    5,216,703
   190,424  Telecom Italia S.p.A.................................    1,216,389
                                                                 -------------
                                                                     8,380,842
                                                                 -------------
            TOBACCO--2.8%
   556,800  Philip Morris Companies..............................   25,230,000
    80,150  RJR Nabisco Holdings Corp. (c).......................    3,005,625
                                                                 -------------
                                                                    28,235,625
                                                                 -------------
            TOYS & AMUSEMENTS--1.0%
   270,000  Mattel, Inc..........................................   10,057,500
                                                                 -------------
            TRANSPORTATION--0.2%
    61,400  CNF Transportation, Inc..............................    2,356,225
                                                                 -------------
            TRUCKING & FREIGHT FORWARDING--0.1%
    49,100  Offshore Logistics, Inc..............................    1,049,513
                                                                 -------------
            Total Common Stocks (Identified Cost $844,278,817)...  941,539,638
                                                                 -------------

SHORT TERM INVESTMENTS--7.7%

 FACE
AMOUNT         DESCRIPTION                                                     VALUE(a)
------------------------------------------------------------------------------------------

 $  1,300,000  Federal Home Loan Mortgage Discount Notes, Zero Coupon,
                 1/02/98...............................................       $  1,299,783
   13,500,000  General Electric Capital Corp., 5.650%, 1/02/98.........         13,500,000
    7,700,000  Chevron Corp., 6.600%, 1/02/98..........................          7,700,000
   11,000,000  General Electric Capital Corp., 6.700%, 1/02/98.........         10,997,953
   44,075,000  Repurchase Agreement with State Street Bank & Trust Co.
                 dated 12/31/97 at 5.00% to be repurchased at
                 $44,087,243 on 1/2/98, collateralized by $43,815,000
                 U.S. Treasury Bond, 5.875% due 1/31/99, valued at
                 $44,960,543...........................................         44,075,000
                                                                            --------------
               Total Short Term Investments (Identified Cost
                 $77,572,736)..........................................         77,572,736
                                                                            --------------
               Total Investments--100.9% (Identified Cost
                 $921,851,553)(b)......................................      1,019,112,374
               Other assets less liabilities (e).......................         (8,722,886)
                                                                            --------------
               Total Net Assets--100%..................................     $1,010,389,488
                                                                            ==============

FORWARD CURRENCY CONTRACTS OUTSTANDING
as December 31, 1997
                                                             LOCAL           AGGREGATE                        UNREALIZED
                                            DELIVERY        CURRENCY           FACE             TOTAL        APPRECIATION/
                                              DATE           AMOUNT            VALUE            VALUE       (DEPRECIATION)
                                            --------        --------         ----------         -----       --------------
Deutsch Mark (bought).................      02/18/98        1,800,000     $  1,021,636     $  1,003,456       $(18,180)
Deutsch Mark (bought).................      02/18/98          400,000          228,024          222,990         (5,034)
Deutsch Mark (bought).................      02/18/98        1,450,000          846,221          808,340        (37,881)
Deutsch Mark (bought).................      02/18/98          560,000          327,336          312,186        (15,150)
Deutsch Mark (bought).................      02/18/98          365,000          214,375          203,478        (10,897)
Deutsch Mark (bought).................      02/18/98          625,000          366,097          348,422        (17,675)
Deutsch Mark (sold)...................      02/18/98        1,200,000          647,459          668,971        (21,512)
Deutsch Mark (sold)...................      02/18/98        4,000,000        2,158,545        2,229,903        (71,358)
Finnish Markka (bought)...............      01/09/98        2,040,000          382,452          374,463         (7,989)
Finnish Markka (sold).................      01/09/98        3,000,000          556,318          550,681          5,637
Finnish Markka (sold).................      01/15/98        1,700,000          328,249          312,173         16,076
Finnish Markka (sold).................      01/15/98          906,000          167,026          166,370            656
Finnish Markka (bought)...............      02/11/98          660,000          124,023          121,404         (2,619)
Finnish Markka (sold).................      02/11/98          660,000          123,658          121,404          2,254
Finnish Markka (sold).................      02/26/98        1,749,000          316,275          322,018         (5,743)
Finnish Markka (bought)...............      03/26/98        6,000,000        1,167,088        1,106,436        (60,652)
Finnish Markka (sold).................      03/26/98        8,400,000        1,617,251        1,549,011         68,240
Finnish Markka (sold).................      03/31/98        3,000,000          569,822          553,373         16,449
Finnish Markka (sold).................      03/31/98       12,000,000        2,318,419        2,213,491        104,928
Finnish Markka (sold).................      03/31/98        3,000,000          563,592          553,373         10,219
Finnish Markka (sold).................      05/28/98        5,000,000          956,023          925,045         30,978
British Pounds (bought)...............      01/20/98          130,000          208,295          213,318          5,023
British Pounds (bought)...............      01/20/98          130,000          216,858          213,318         (3,540)
British Pounds (bought)...............      01/20/98           40,000           65,800           65,636           (164)
British Pounds (sold).................      01/20/98          300,000          504,600          492,271         12,329
British Pounds (bought)...............      02/18/98          350,000          567,772          583,258        (15,486)
British Pounds (bought)...............      02/19/98           39,000           64,081           63,902           (179)
British Pounds (bought)...............      02/19/98          120,000          198,216          196,621         (1,595)
British Pounds (sold).................      02/19/98          250,000          418,750          409,627          9,123
British Pounds (bought)...............      03/04/98           59,000           97,533           96,610           (923)
British Pounds (sold).................      03/04/98          769,000        1,287,152        1,259,198         27,954
British Pounds (sold).................      03/11/98           65,000          107,185          106,396            789
Italian Lira (sold)...................      01/09/98      800,000,000          464,212          452,196         12,016
Italian Lira (sold)...................      01/09/98      800,000,000          457,378          452,196          5,182
Italian Lira (sold)...................      01/09/98      500,000,000          284,843          282,622          2,221
Italian Lira (sold)...................      01/09/98      700,000,000          389,903          395,671         (5,768)
Italian Lira (sold)...................      01/09/98      300,000,000          166,176          169,573         (3,397)
Italian Lira (bought).................      03/11/98      700,000,000          409,989          395,566        (14,423)
Italian Lira (bought).................      03/11/98      200,000,000          115,520          113,019         (2,501)
Italian Lira (sold)...................      03/11/98    1,400,000,000          788,599          791,133         (2,534)
Netherland Guilder (bought)...........      01/09/98        1,400,000          718,815          690,845        (27,970)
Netherland Guilder (sold).............      01/09/98        4,000,000        1,953,220        1,973,844        (20,624)
Netherland Guilder (bought)...........      02/25/98        2,900,000        1,489,394        1,435,204        (54,190)
Netherland Guilder (bought)...........      02/25/98        1,500,000          767,185          742,347        (24,838)
Netherland Guilder (bought)...........      02/25/98        1,600,000          804,586          791,837        (12,749)
Netherland Guilder (sold).............      02/25/98        3,000,000        1,440,576        1,484,694        (44,118)
Netherland Guilder (sold).............      02/25/98       10,700,000        5,409,505        5,295,407        114,098
Netherland Guilder (sold).............      03/31/98        1,000,000          505,485          495,915          9,570
Netherland Guilder (sold).............      03/31/98        1,500,000          755,390          743,872         11,518
Swedish Krona (sold)..................      01/15/98        1,500,000          192,879          188,999          3,880
Swedish Krona (sold)..................      01/15/98        4,050,000          533,527          510,298         23,229
Swedish Krona (bought)................      02/11/98        2,400,000          318,979          302,630        (16,349)
Swedish Krona (sold)..................      02/11/98        2,400,000          305,732          302,630          3,102
Swedish Krona (bought)................      03/04/98          750,000           96,724           94,626         (2,098)
Swedish Krona (bought)................      03/04/98        1,000,000          126,630          126,169           (461)
Swedish Krona (sold)..................      03/04/98        2,700,000          338,299          340,655         (2,356)
Swedish Krona (bought)................      03/11/98        1,800,000          239,399          227,141        (12,258)
Swedish Krona (sold)..................      03/11/98        1,800,000          237,969          227,141         10,828
                                                                                                              --------
                                                                                                              $(36,912)
                                                                                                              ========
(a) See Note 1a to the financial statements.
(b) Federal Tax Information:
    At December 31, 1997 the net unrealized appreciation on investments based on cost of $923,817,152 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value
    over tax cost ..................................................................................      $132,504,719
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax
    cost over value ................................................................................       (37,209,497)
                                                                                                          ------------
    Net unrealized appreciation.....................................................................      $ 95,295,222
                                                                                                          ============
(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of  foreign issuer described.
    The values of ADRs are significantly influenced by trading on exchanges not located in the United  States.
(e) Including deposits in foreign denominated currencies with a value of
    $10,315 and a cost of $10,729

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
December 31, 1997

ASSETS
  Investments at value ..................................                            $1,019,112,374
  Cash  .................................................                                    62,567
  Foreign cash at value (Cost $10,729) ..................                                    10,315
  Receivable for:

    Fund shares sold ....................................                                 1,102,495
    Securities sold .....................................                                 6,210,222
    Accrued dividends and interest ......................                                 1,148,900
    Foreign taxes .......................................                                    22,936
  Prepaid registration expense ..........................                                    15,000
  Unamortized organization expense ......................                                    58,125
                                                                                     --------------
                                                                                     $1,027,742,934

LIABILITIES
  Payable for:
    Securities purchased ................................      $14,561,377
    Open forward currency contracts - net ...............           36,912
    Fund shares redeemed ................................        1,585,997
  Accrued expenses:
    Management fees .....................................          885,841
    Deferred trustees' fees .............................           10,859
    Accounting and administrative .......................           11,038
      Other .............................................          261,422
                                                               -----------
                                                                                         17,353,446
                                                                                     --------------
NET ASSETS ..............................................                            $1,010,389,488
                                                                                     ==============

Net Assets consist of:
     Capital paid in ....................................                            $  900,683,176
     Undistributed net investment income ................                                   162,760
     Accumulated net realized gains .....................                                13,320,439
     Unrealized appreciation on investments, forward
       currency contracts and foreign currency
       transactions .....................................                                97,233,113
                                                                                     --------------
NET ASSETS ..............................................                            $1,010,389,488
                                                                                     ==============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($416,937,569 divided by 22,952,729 shares of
  beneficial interest) ..................................                            $        18.17
                                                                                     ==============

Offering price per share (100/94.25 of $18.17) ..........                            $        19.28*
                                                                                     ==============
Net asset value and offering price of Class B shares
  ($462,034,053 divided by 26,207,485 shares of
  beneficial interest) ..................................                            $        17.63**
                                                                                     ==============

Net asset value and offering price of Class C shares
  ($94,412,169 divided by 5,351,261 shares of
  beneficial interest) ..................................                            $        17.64
                                                                                     ==============

Net asset value and offering price of Class Y shares
  ($37,005,697 divided by 2,010,517 shares of
  beneficial interest) ..................................                            $        18.41
                                                                                     ==============

Identified cost of investments ..........................                            $  921,851,553
                                                                                     ==============

 *Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Year Ended December 31, 1997

INVESTMENT INCOME
    Dividends ...........................................                         $  8,651,948(a)
    Interest ............................................                            5,442,295
                                                                                  ------------
                                                                                    14,094,243
    Expenses
      Management fees ...................................      $  9,732,113
      Service fees - Class A ............................           967,853
      Service and distribution fees - Class B ...........         4,220,821
      Service and distribution fees - Class C ...........           875,440
      Trustees' fees and expenses .......................            22,486
      Accounting and administrative .....................           130,709
      Custodian .........................................           529,117
      Transfer agent ....................................         2,001,046
      Audit and tax services ............................            45,990
      Legal .............................................            10,779
      Printing ..........................................           379,254
      Registration ......................................           126,601
      Amortization of organization expenses .............            25,671
      Miscellaneous .....................................            48,650
                                                               ------------
    Total expenses ......................................                           19,116,530
                                                                                  ------------
    Net investment loss .................................                           (5,022,287)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD
 CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain on:
      Investments - net .................................       179,799,312
      Foreign currency transactions - net ...............           981,246
                                                               ------------
      Net realized gain on investments and foreign
        currency transactions ...........................       180,780,558
                                                               ------------
  Unrealized depreciation on:
      Investments - net .................................       (10,410,235)
      Forward currency contracts ........................           (49,777)
      Foreign currency transactions - net ...............              (433)
                                                               ------------

    Net unrealized depreciation on investments, and
      foreign currency
      transactions ......................................       (10,460,445)
                                                               ------------
    Net gain on investment transactions .................                          170,320,113
                                                                                  ------------
  NET INCREASE IN NET ASSETS FROM OPERATIONS ............                         $165,297,826
                                                                                  ============

(a) Net of foreign taxes of: $99,899

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                      STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                YEAR ENDED         YEAR ENDED
                                                               DECEMBER 31,       DECEMBER 31,
                                                                   1996               1997
                                                              -------------     --------------
FROM OPERATIONS
    Net investment loss .................................      $ (4,909,272)    $   (5,022,287)
    Net realized gain on investments and foreign
     currency transactions ..............................        73,998,381        180,780,558
    Unrealized appreciation (depreciation) on investments
     and foreign currency transactions ..................        37,717,140        (10,460,445)
                                                               ------------     --------------
    Increase in net assets from operations ..............       106,806,249        165,297,826
                                                               ------------     --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net realized gain on investments
      Class A ...........................................       (28,709,305)       (71,019,226)
       Class B ..........................................       (30,201,992)       (80,282,014)
       Class C ..........................................        (6,605,753)       (16,094,369)
       Class Y ..........................................        (1,223,707)        (5,967,515)
                                                               ------------     --------------
                                                                (66,740,757)      (173,363,124)
                                                               ------------     --------------
  Increase in net assets derived from capital share
    transactions ........................................       278,927,348        204,607,502
                                                               ------------      -------------
  Total increase in net assets ..........................       318,992,840        196,542,204

NET ASSETS
    Beginning of the year ...............................       494,854,444        813,847,284
                                                               ------------     --------------
    End of the year .....................................      $813,847,284     $1,010,389,488
                                                               ============     ==============

UNDISTRIBUTED NET INVESTMENT INCOME/
 (ACCUMULATED NET INVESTMENT LOSS)
    Beginning of the year ...............................      $   (134,869)    $      (10,972)
                                                               ============     ==============

    End of the year .....................................      $    (10,972)    $      162,760
                                                               ============     ==============

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                  CLASS A
                                 ------------------------------------------------------------------------
                                   JULY 7, 1994(a)
                                       THROUGH           YEAR ENDED        YEAR ENDED      YEAR ENDED
                                    DECEMBER 31,        DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                        1994                1995              1996            1997
                                  -----------------    --------------    --------------  --------------
Net Asset Value,
 Beginning of Period ............     $ 12.50          $  13.25          $  16.78          $  18.18
                                      -------          --------          --------          --------
Income From Investment
  Operations
Net Investment Income (loss) ....        0.05              0.00             (0.06)            (0.02)(f)

Net Realized and Unrealized
  Gain on Investments ...........        0.75              4.52              3.17              3.62
                                      -------          --------          --------          --------
Total From Investment
  Operations ....................        0.80              4.52              3.11              3.60
                                      -------          --------          --------          --------
Less Distributions
Dividends From Net Investment
  Income ........................       (0.05)             0.00              0.00              0.00
Distributions From Net Realized
  Capital Gains .................        0.00             (0.99)            (1.71)            (3.61)
                                      -------          --------          --------          --------
Total Distributions .............       (0.05)            (0.99)            (1.71)            (3.61)
                                      -------          --------          --------          --------
Net Asset Value, End of Period ..     $ 13.25          $  16.78          $  18.18          $  18.17
                                      =======          ========          ========          ========
Total Return (%) (c) ............         6.4              34.4              19.0              20.2
Ratio of Operating Expenses to
  Average Net Assets (%) (d) ....        1.94(b)           1.82              1.68              1.66

Ratio of Net Investment
  Income (loss) to Average
  Net Assets (%) ................        1.06(b)          (0.33)            (0.36)            (0.14)

Portfolio Turnover Rate (%) .....         100               142               127               168
Average Commission Rate (e) .....          --                --          $ 0.0595          $ 0.0250
Net Assets, End of Period (000)..     $91,218          $223,596          $348,573          $416,938

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d) The ratio of operating expenses to average net assets without giving effect to the voluntary fee waiver in effect through December 31, 1994 would have been 1.98% for the period ended December 31, 1994.
(e) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose it's average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(f) Per share net investment loss has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------

                                                                  CLASS B
                                 ------------------------------------------------------------------------
                                   JULY 7, 1994(a)
                                       THROUGH           YEAR ENDED        YEAR ENDED      YEAR ENDED
                                    DECEMBER 31,        DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                        1994                1995              1996            1997
                                  -----------------    --------------    --------------  --------------

Net Asset Value, Beginning of
  Period ......................       $ 12.50          $  13.23          $  16.63          $  17.86
                                      -------          --------          --------          --------
Income From Investment
  Operations ..................
Net Investment Income (loss) ..          0.02              0.00             (0.20)(f)         (0.17)(f)

Net Realized and Unrealized
  Gain on Investments .........          0.73              4.39              3.14              3.55
                                      -------          --------          --------          --------
Total From Investment
  Operations ..................          0.75              4.39              2.94              3.38
                                      -------          --------          --------          --------
Less Distributions
Dividends From Net Investment
  Income ......................         (0.02)             0.00              0.00              0.00
Distributions From Net Realized
  Capital Gains ...............          0.00             (0.99)            (1.71)            (3.61)
                                      -------          --------          --------          --------
Total Distributions ...........         (0.02)            (0.99)            (1.71)            (3.61)
                                      -------          --------          --------          --------
Net Asset Value, End of Period        $ 13.23          $  16.63          $  17.86          $  17.63
                                      =======          ========          ========          ========
Total Return (%) (c) ..........           6.0              33.4              18.1              19.3
Ratio of Operating Expenses to
  Average Net Assets (%) (d) ..          2.69(b)           2.57              2.43              2.41

Ratio of Net Investment Income
  (loss) to Average Net Assets
  (%) .........................          0.31(b)          (1.08)            (1.11)            (0.89)

Portfolio Turnover Rate (%) ...           100               142               127               168
Average Commission Rate (e) ...            --                --           $0.0595           $0.0250
Net Assets, End of period (000).      $72,889          $220,017          $366,314          $462,034

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d) The ratio of operating expenses to average net assets without giving effect to the voluntary fee waiver in effect through December 31, 1994 would have been 2.75% for the period ended December 31, 1994.
(e) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose it's average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(f) Per share net investment loss has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------

                                                                  CLASS C
                                 ------------------------------------------------------------------------
                                   JULY 7, 1994(a)
                                       THROUGH           YEAR ENDED        YEAR ENDED      YEAR ENDED
                                    DECEMBER 31,        DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                        1994                1995              1996            1997
                                  -----------------    --------------    --------------  --------------

Net Asset Value, Beginning of
  Period ......................       $ 12.50          $  13.24          $  16.65          $  17.87
                                      -------          --------          --------          --------
Income From Investment
  Operations
Net Investment Income (loss) ..          0.02              0.00             (0.20)(f)         (0.17)(f)
Net Realized and Unrealized
  Gain on Investments .........          0.74              4.40              3.13              3.55
                                      -------          --------          --------          --------
Total From Investment
  Operations ..................          0.76              4.40              2.93              3.38
                                      -------          --------          --------          --------
Less Distributions
Dividends From Net Investment
  Income ......................         (0.02)             0.00              0.00              0.00
Distributions From Net Realized
  Capital Gains ...............          0.00             (0.99)            (1.71)            (3.61)
                                      -------          --------          --------          --------
Total Distributions ...........         (0.02)            (0.99)            (1.71)            (3.61)
                                      -------          --------          --------          --------
Net Asset Value, End of Period        $ 13.24          $  16.65          $  17.87          $  17.64
                                      =======          ========          ========          ========

Total Return (%) (c) ..........           6.0              33.4              18.0              19.3
Ratio of Operating Expenses to
  Average Net Assets (%) (d) ..          2.69(b)           2.57              2.43              2.41

Ratio of Net Investment Income
  (loss) to Average Net
   Assets (%) .................          0.31(b)          (1.08)            (1.11)            (0.89)

Portfolio Turnover Rate (%) ...           100               142               127               168
Average Commission Rate (e) ...            --                --          $ 0.0595          $ 0.0250
Net Assets, End of Period (000).       $20,096          $ 45,672          $ 80,312          $ 94,412

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not computed on an annualized basis.
(d) The ratio of operating expenses to average net assets without giving effect to the voluntary fee waiver in effect through December 31, 1994 would have been 2.75% for the period ended December 31, 1994.
(e) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose it's average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(f) Per share net investment loss has been calculated using the average shares outstanding during the year.

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------

                                                                  CLASS Y
                                 ------------------------------------------------------------------------
                                    NOVEMBER 15(a)
                                       THROUGH          YEAR ENDED        YEAR ENDED      YEAR ENDED
                                    DECEMBER 31,        DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                        1994                1995              1996            1997
                                  -----------------    --------------    --------------  --------------

Net Asset Value, Beginning of
  Period ......................       $ 13.59          $  13.24          $  16.83          $  18.33
                                      -------          --------          --------          --------
Income From Investment
  Operations
Net Investment Income (loss) ..          0.06              0.00             (0.02)(f)          0.03(f)
Net Realized and Unrealized
  Gain on Investments .........         (0.35)             4.58              3.23              3.66
                                      -------          --------          --------          --------
Total From Investment
  Operations ..................         (0.29)             4.58              3.21              3.69
                                      -------          --------          --------          --------
Less Distributions
Dividends From Net Investment
  Income ......................         (0.06)             0.00              0.00              0.00
Distributions From Net
  Realized Capital Gains ......          0.00             (0.99)            (1.71)            (3.61)
                                      -------          --------          --------          --------
Total Distributions ...........         (0.06)            (0.99)            (1.71)            (3.61)
                                      -------          --------          --------          --------
Net Asset Value, End of Period.       $ 13.24          $  16.83          $  18.33          $  18.41
                                      =======          ========          ========          ========
Total Return (%) (c) ..........          (2.1)             34.8              19.6              20.5
Ratio of Operating Expenses to
  Average Net Assets (%) (d) ..          1.79(b)           1.57              1.43              1.41
Ratio of Net Investment
  Income (loss) to Average
  Net Assets (%) ..............          2.26(b)          (0.08)            (0.11)             0.11
Portfolio Turnover Rate (%) ...           100               142               127               168
Average Commission Rate (e) ...            --                --          $ 0.0595          $ 0.0250
Net Assets, End of Period (000)       $   196          $  5,569          $ 18,649          $ 37,006

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not computed on an annualized basis.
(d) The ratio of operating expenses to average net assets without giving effect to the voluntary fee waiver in effect through December 31, 1994 would have been 1.90% for the period ended December 31, 1994.
(e) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose it's average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(f) Per share net investment loss has been calculated using the average shares outstanding during the year.
                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
December 31, 1997

1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund"). The Fund offers Class A, Class B, Class C and Class Y shares. The Fund commenced its public offering of Class A, Class B and Class C shares on July 7, 1994. Class Y shares commenced operations November 15, 1994. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end or contingent deferred sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, New England Funds Management L.P., and the respective subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund learns of the dividend and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

All contracts are "marked-to-market" daily at the applicable translation rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

D. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclassification to capital accounts.

F. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Each subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

G. ORGANIZATION EXPENSE. Costs incurred in fiscal 1994 in connection with the Fund's organization and registration, amounting to approximately $165,000 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the year ended December 31, 1997 were $1,394,094,611 and $1,370,106,100, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Effective July 25, 1997, Harris Associates succeeded Berger Associates, Inc. as subadviser to their segment of the Fund, and is responsible for day-to-day management of the segment's investment operations under the oversight of New England Funds Management L.P. (The "Adviser"). Accordingly during the year ended December 31, 1997 that segment of the fund operated under two subadvisory agreements as noted below.

The Fund pays management fees to its adviser, New England Funds Management, L.P., at the annual rate of 1.05% on the first $1 billion of the Fund's average daily net assets and 1.00% of such assets in excess of $1 billion. The Adviser pays the Fund's investment Subadvisers, Berger Associates (January 1, 1997 through August 31, 1997), Founders Asset Management, Inc., Harris Associates (September 1, 1997 through December 31, 1997), Janus Capital Corporation and Loomis, Sayles & Company, L.P. (the "Subadvisers") as follows: Berger Associates, Inc, Founders Asset Management, Inc., and Loomis, Sayles & Company, L.P. at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund that the Subadviser manages, 0.50% of the next $200 million and 0.475% of such assets in excess of $250 million. NEFM pays Harris Associates at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund that the Subadviser manages, 0.60% of the next $50 million and 0.55% of such assets in excess of $100 million. NEFM pays Janus Capital Corporation at the annual rate of 0.55% of the first $50 million of average daily net assets, and 0.50% of such assets in excess of $50 million. Certain officers and directors of the Adviser are also officers or trustees of the Fund. The Adviser, Harris Associates and Loomis, Sayles & Company, L.P. are wholly owned subsidiaries of New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company.

Fees retained by the Adviser and paid to each Subadviser under the management agreement in effect during the year ended December 31, 1997 are as follows:

     $4,960,311        New England Funds Management, L.P.
        704,081        Berger Associates, Inc. (January 1, 1997
                         through August 31, 1997)
        431,615        Harris Associates (September 1, 1997
                         through December 31, 1997)
      1,263,834        Founders Asset Management, Inc.
      1,108,615        Janus Capital Corporation
      1,263,657        Loomis, Sayles & Company, L.P.
     ----------
     $9,732,113
     ==========

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of New England Investment Companies, L.P. and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund, and
(ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1997, these expenses amounted to $130,709 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund paid New England Funds $1,502,192 as compensation for its services in that capacity. For the year ended December 31, 1997, the Fund received $18,187 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $967,853 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997 the Fund paid New England Funds $1,055,205 and $218,860 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds monthly distribution fees at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1997, the Fund paid New England Funds $3,165,616 and $656,580 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1997 amounted to $3,121,649.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of New England Funds, New England Investment Companies, the Adviser or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

     Annual Retainer                                   $1,947
     Meeting Fee                                       $109/meeting
     Committee Meeting Fee                             $65/meeting
     Committee Chairman Retainer                       $342/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1997 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                                 YEAR ENDED                           YEAR ENDED
                                              DECEMBER 31, 1996                   DECEMBER 31, 1997
                                         ------------------------------       -----------------------------
CLASS A                                     SHARES            AMOUNT            SHARES            AMOUNT
-------                                  -----------       ------------       ----------       ------------
Shares sold .......................        7,691,218       $139,876,241       11,237,845       $216,916,475
Shares issued in connection with
  the reinvestment of:
  Distributions from net realized
   gain ...........................        1,578,726         27,875,496        3,794,070         69,274,984
                                         -----------       ------------       ----------      -------------
                                           9,269,944        167,751,737       15,031,915        286,191,459
Shares repurchased ................       (3,418,502)       (61,553,540)     (11,253,282)      (216,169,035)
                                         -----------       ------------       ----------       ------------
Net increase ......................        5,851,442       $106,198,197        3,778,633       $ 70,022,424
                                        ------------       ------------       ----------       ------------

                                                 YEAR ENDED                           YEAR ENDED
                                              DECEMBER 31, 1996                   DECEMBER 31, 1997
                                         -------------------------------      ------------------------------
CLASS B                                     SHARES            AMOUNT            SHARES            AMOUNT
----                                     -----------      -------------       ----------       ------------
Shares sold .......................        7,630,405       $135,846,816        4,908,106       $ 89,778,147
Shares issued in connection with the
  reinvestment of:

  Distributions from net realized
  gain ............................        1,660,548         28,858,732        4,286,660         76,148,745
                                         -----------       ------------       ----------       ------------
                                           9,290,953        164,705,548        9,194,766        165,926,892
Shares repurchased ................       (2,008,111)       (35,730,310)      (3,497,668)       (65,093,904)
                                         -----------      -------------       ----------       ------------
Net increase ......................        7,282,842       $128,975,238        5,697,098       $100,832,988
                                         -----------       ------------       ----------       ------------

                                                 YEAR ENDED                           YEAR ENDED
                                              DECEMBER 31, 1996                   DECEMBER 31, 1997
                                         -------------------------------      ------------------------------
CLASS C                                     SHARES            AMOUNT            SHARES            AMOUNT
----                                     -----------       ------------       ----------       ------------
Shares sold .......................        2,328,617      $  41,733,783        1,933,560       $ 35,540,097
Shares issued in connection with
  the reinvestment of:
  Distributions from net realized
    gain ..........................          356,206          6,194,589          877,348         15,592,950
                                         -----------       ------------       ----------       ------------
                                           2,684,823         47,928,372        2,810,908         51,133,047
Shares repurchased ................         (934,175)       (16,650,873)      (1,953,987)       (36,192,030)
                                         -----------      -------------       ----------       ------------
Net increase  .....................        1,750,648       $ 31,277,499          856,921       $ 14,941,017
                                         -----------      -------------       ----------       ------------

                                                 YEAR ENDED                           YEAR ENDED
                                              DECEMBER 31, 1996                   DECEMBER 31, 1997
                                         -------------------------------      -----------------------------
CLASS Y                                   SHARES            AMOUNT            SHARES            AMOUNT
                                         -----------       ------------       ----------       ------------
Shares sold .......................          671,715       $ 12,225,769        1,010,270       $ 19,247,891
Shares issued in connection
  with the reinvestment of:
  Distributions from net realized
    gain ..........................           68,787          1,223,704          322,823          5,967,509
                                         -----------       ------------      -----------       ------------
                                             740,502         13,449,473        1,333,093         25,215,400
Shares repurchased ................          (53,979)          (973,059)        (340,009)        (6,404,327)
                                         -----------       ------------       ----------       ------------
Net increase  .....................          686,523         12,476,414          993,084         18,811,073
                                         -----------       ------------       ----------       ------------
Increase derived from capital
  shares transactions .............       15,571,455       $278,927,348       11,325,736       $204,607,502
                                         ===========       ============       ==========       ============

5. SHAREHOLDER MEETING (UNAUDITED) At a special shareholders' meeting held

October 17, 1997, shareholders of the Star Advisers Fund voted for the following proposals:

1. Subadvisory agreement relating to the Fund between NEFM and Harris
   Associates.

      VOTED            VOTED        ABSTAINED       BROKER          TOTAL
       FOR            AGAINST         VOTES        NON-VOTES        VOTES
      ----            -------       ---------      ---------        ------
  22,508,711.882    409,514.134   1,350,742.131      0.000     24,268,968.147

2. Subadvisory agreement relating to the Fund between NEFM and Founders Asset Management.

      VOTED            VOTED        ABSTAINED       BROKER          TOTAL
       FOR            AGAINST         VOTES        NON-VOTES        VOTES
      ----            -------       ---------      ---------        -----
  22,508,797.363    379,785.486   1,380,148.455      0.000     24,268,731.304

3. Subadvisory agreement relating to the Fund between NEFM and Loomis, Sayles & Company, L.P.

      VOTED            VOTED        ABSTAINED       BROKER          TOTAL
       FOR            AGAINST         VOTES        NON-VOTES        VOTES
      -----           -------       ---------      ---------        ------
 22,573,282.180    349,301.145   1,346,384.822      0.000     24,268,968.147

4. To the extent permitted by exemptions granted by the SEC, to permit NEFM to enter into new and amended agreements with sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage assets of the Fund (or a segment thereof) pursuant to such sub-advisory agreements.

      VOTED            VOTED        ABSTAINED       BROKER          TOTAL
       FOR            AGAINST         VOTES        NON-VOTES        VOTES
      ----            -------       ---------      ---------        ------
  16,695,680.740   1,418,527.980  1,572,213.351  4,582,546.000 24,268,968.071

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of New England Funds Trust I and Shareholders of
NEW ENGLAND STAR ADVISERS FUND

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Star Advisers Fund ("the Fund"), a series of New England Funds Trust I, at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 12, 1998

                            NEW ENGLAND FUNDS

Supplement dated March 1, 1998 to the New England Stock Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented August 1, 1997, November 17, 1997 and January 1, 1998); the New England Star Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented June 30, 1997, July 28, 1997, November 17, 1997 and January 1, 1998); and the New England Equity Income Fund Prospectus for Class A, B and C shares dated September 1, 1997 (as supplemented November 17, 1997 and January 1, 1998).


THIS SUPPLEMENT APPLIES TO ALL FUNDS OFFERING CLASS C SHARES:


The cover page of each Prospectus is revised to reflect:

o While no initial sales charge applies to Class B or Class C share purchases, a contingent deferred sales charge (a "CDSC") is imposed upon certain redemptions of Class B and Class C shares.

o New England Funds Trust I, New England Funds Trust II and New England Funds Trust III are referred to in the Prospectus as the "Trusts."


THE SHAREHOLDER TRANSACTION EXPENSES CHART FOR CLASS C SHARES APPEARING IN THE "SCHEDULE OF FEES" SECTION IS REVISED WITH RESPECT TO CLASS C SHARES TO READ
AS FOLLOWS:
                                                                   CLASS C
                                                              ------------------
Maximum Initial Sales Charge Imposed on a Purchase
 (as a percentage of offering price)(2) ...................         None
Maximum Contingent Deferred Sales Charge (as a
 percentage of original purchase price or
 redemption proceeds, as applicable)(2) ...................        1.00%

(2) Does not apply to reinvested distributions.

In the tables that appear under "Example" in the "Schedule of Fees" section, the expense amounts in the Prospectus for Class C shares for the 1 Year period assume no redemption. If shares are redeemed at period end, expense amounts for each Fund would be as follows: New England Capital Growth Fund, $33; New England Balanced Fund, $31; New England International Equity Fund, $35; New England Value Fund, $31; New England Growth Opportunities Fund, $31; New England Star Advisers Fund, $35; New England Star Worldwide Fund, $44; New England Star Small Cap Fund, $38; New England Equity Income Fund, $33.

THE SECTION ENTITLED "BUYING FUND SHARES--SALES CHARGES--CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

Class C shares are offered at net asset value, without an initial sales charge, are subject to a 0.25% annual service fee and a 0.75% annual distribution fee, are subject to a CDSC of 1.00% on redemptions made within one year from the date of purchase and do not convert into another class.

The Distributor pays to investment dealers at the time of sale a sales commission of 1.00% of the sales price of Class C shares sold by such investment dealer. The Distributor will retain the service and distribution fees assessed against Class C shares in the first year of investment, and the entire amount of the CDSC paid by Class C shareholders upon redemption in the first year, in order to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares, and to reimburse the Distributor, in whole or in part, for the commissions paid (and related financing costs) to investment dealers at the time of a sale of Class C shares. Unlike Class B shares, there are no conversion features associated with Class C shares; therefore, if Class C shares are held for more than eight years Class C shareholders will thereafter be subject to higher distribution fees than shareholders of other classes.

The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another series of the Trusts. If an exchange is made to Class C shares of a Money Market Fund, then the one-year holding period for purposes of determining the expiration of the CDSC will stop and resumes only when an exchange is made back into Class C shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into a series of the Trusts, then the CDSC applies to the redemption. For purposes of the CDSC, it is assumed that the shares held longest are the first to be redeemed.

The CDSC on Class C shares is not imposed on shares purchased prior to March 1, 1998.

The CDSC will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares of the same Fund purchased with reinvested dividends or capital gain distributions. The first year of purchase ends one year after the day on which the purchase was accepted.

The CDSC is deducted from the proceeds of the redemption, not the amount remaining in the account, unless otherwise requested. The CDSC may be eliminated for certain persons and organizations. See "Sales Charges--General" below.

THE SECTION ENTITLED "OWNING FUND SHARES--EXCHANGING AMONG NEW ENGLAND FUNDS-- CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

You may exchange Class C shares of any series of the Trusts for Class C shares of any other series of the Trusts which offers Class C shares or for Class C shares of New England Cash Management Trust - Money Market Series. Such exchanges will be made at the next-determined net asset value of the shares.

IN THE SECTION ENTITLED "FUND DETAILS--PERFORMANCE CRITERIA," THE THIRD SENTENCE IN THE FIRST PARAGRAPH IS REVISED TO READ AS FOLLOWS:

Total return is measured by comparing the value of a hypothetical $1,000 investment in a class at the beginning of the relevant period to the value of the investment at the end of the period (assuming deduction of the current maximum sales charge on Class A shares, automatic reinvestment of all dividends and capital gains distributions and, in the case of Class B and C shares, imposition of the CDSC relevant to the period quoted).

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

                             SAVING FOR RETIREMENT
--------------------------------------------------------------------------------

AN EARLY START CAN MAKE A BIG DIFFERENCE
With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A line graph appears here, illustrating the hypothetical accumulation of monthly investments at an 8% annual rate of return. The data points of the graph are as follows:]

                             [plot points to come]

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

--------------------------------------------------------------------------------
                             REGULAR INVESTING PAYS
--------------------------------------------------------------------------------

FIVE GOOD REASONS TO INVEST REGULARLY
1. It's an easy way to build assets.
2. It's convenient and effortless.
3. It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5. It can help you benefit from the ups and downs of the market. With Investment Builder, New England Fund's automatic investment program, you can invest as little as $100 a month in your New England fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

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                         THE POWER OF MONTHLY INVESTING
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[A line graph appears here, illustrating the hypothetical accumulation of monthly investments at an 8% annual rate of return. The data points of the graph are as follows:]

Monthly investments of $100

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                        $7,322
10                                                                      $18,079
15                                                                      $33,886
20                                                                      $57,111
25                                                                      $91,236

Monthly investments of $200

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $14,643
10                                                                      $36,158
15                                                                      $67,772
20                                                                     $114,222
25                                                                     $182,472

Monthly investments of $500

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $36,608
10                                                                      $90,396
15                                                                     $169,429
20                                                                     $285,555
25                                                                     $456,181

For illustrative purposes only. These figures represent hypothetical accumulation at an 8% annual rate of return, and are not indicative of future performance of any New England Fund. The value of a New England Fund will fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high.

You can start an Investment Builder program with your current New England Funds account. To open an Investment Builder account today, call your financial representative or New England Funds at 1-800-225-5478.

                               NEW ENGLAND FUNDS
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                                  STOCK FUNDS
                              Star Small Cap Fund
                                  Growth Fund
                               Star Advisers Fund
                              Capital Growth Fund
                           Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                 Balanced Fund

                           INTERNATIONAL STOCK FUNDS
                           International Equity Fund
                              Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                             Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                       Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                             Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                 Intermediate Term Tax Free Fund of California
                  Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                         Tax Exempt Money Market Trust

                   To learn more, and for a free prospectus,
                     contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com

                      New England Funds, L.P., Distributor
                              399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

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              NEW ENGLAND FUNDS(R)                             U.S. POSTAGE
           Where The Best Minds Meet(R)                            PAID
                                                               BROCKTON, MA
                                                              PERMIT NO. 770
                                                              --------------


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             399 Boylston Street

            Boston, Massachusetts

                    02116
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        [Logo]
      MUTUAL FUND
     SERVICE AWARD
---------------------
        DALBAR
HONORS COMMITMENT TO:
      INVESTORS
---------------------
 1995 o 1996 o 1997

     SA56-1297

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